UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007 (October 23, 2007)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200
Westminster, Colorado		80020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

                In accordance with General Instruction B.2. of Form 8-K, the information presented in this filing and furnished in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

                On October 25, 2007, Allos Therapeutics, Inc.’s (the “Company”), issued a press release announcing the results from three PDX studies that were presented as posters during the 2007 AACR-NCI-EORTC conference held October 22-26, 2007 in San Francisco, California.  The posters describe the effects of PDX (pralatrexate) in patients with non-small cell lung cancer (NSCLC), in patients with relapsed or refractory non-Hodgkin’s lymphoma (NHL) and Hodgkin’s disease, and in human cancer models in vivo and in vitro. The press release is attached hereto as Exhibit 99.1 and each of the posters, as presented, are attached hereto as Exhibits 99.2, 99.3 and 99.4, all of which are incorporated herein by reference and may also be used in meetings with investors and analysts after the date hereof and possibly with immaterial modifications.  The fact that the posters are being furnished should not be deemed an admission as to the materiality of any information contained therein.  The information contained in the posters should be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

                The poster attached hereto as Exhibit 99.2 and entitled “Phase 1 study of the antifolate pralatrexate when given with vitamin B12 and folic acid supplementation in patients with advanced non-small cell lung cancer (NSCLC)” presented results of this Phase 1 dose ranging study.  The poster attached hereto as Exhibit 99.3 and entitled “A Phase ‘2-1-2’ Study of Two Different Doses and Schedules of Pralatrexate, A High Affinity Substrate for the Reduced Folate Carrier (RFC-1), in Patients with Relapsed or Refractory Lymphoma Reveals Marked Activity in T-Cell Malignancies” presented additional interim data from the on-going study of PDX in patients with relapsed or refractory non-Hodgkin’s lymphoma (NHL) and Hodgkin’s disease.  The poster attached hereto as Exhibit 99.4 and entitled “Differential Activity and Potential Mechanism of Action of Pralatrexate (PDX), Methotrexate (MTX), and Pemetrexed (Alimta®) in Human Cancer Models In Vivo and In Vitro” presented results from a pre-clinical study that investigated the mechanism of action of PDX and its differences from other antifolates.  The posters are available for viewing at the “Investor Relations” section of our website located at www.allos.com, although we reserve the right to discontinue that availability at any time.

                Some of the matters discussed in this press release and the posters contain forward-looking statements that involve significant risks and uncertainties, including the Company’s plans to initiate a Phase 2 study of PDX in patients with NSCLC, and other statements which are other than statements of historical facts.  Actual results could differ materially from those projected and we caution investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, the press release or the posters.

                Results from clinical studies, including the Company’s studies of PDX discussed in the posters attached hereto as Exhibits 99.2 and 99.3, are not necessarily predictive of future clinical results.  Interim results may not be confirmed upon full analysis of the detailed final results of a trial and additional information relating to the safety, efficacy or tolerability of the Company’s product candidates, including PDX, may be discovered upon further analysis of trial data.  If the Company’s product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them.  Even if the Company’s product candidates meet safety and efficacy endpoints, regulatory authorities may not approve them, the Company may not be able to successfully market them, or the Company may face post-approval problems that require withdrawal of its product from the market.  The Company’s results may be affected by its effectiveness at managing its financial resources, its ability to successfully develop and market its product candidates, competition from other biotechnology and pharmaceutical companies, difficulties or delays in manufacturing its products, and regulatory developments involving current and future products.  Delays in the initiation, progress or completion in clinical trials, whether caused by competition, adverse events, investigative site initiation rates, patential enrollment rates, regulatory issues or other factors, could adversely affect the Company’s financial position and prospects.  If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs.  The Company is at an early stage of development and may not ever have any products that generate significant revenue.

                All information contained in the posters is as of October 25, 2007.  We undertake no duty or obligation to update any forward-looking statements as a result of new information, future events or changes in our expectations.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

                (d) Exhibits.

99.1	Press Release, Dated October 25, 2007, Entitled “Three PDX (Pralatrexate) Studies Presented at the 2007 AACR -NCI-EORTC Conference — MTD In NSCLC Identified; Phase 2 Study Planned.”
99.2	Poster entitled “Phase 1 study of the antifolate pralatrexate when given with vitamin B12 and folic acid supplementation in patients with advanced non-small cell lung cancer (NSCLC).”
99.3

Poster entitled “A Phase ‘2-1-2’ Study of Two Different Doses and Schedules of Pralatrexate, A High Affinity Substrate for the Reduced Folate Carrier (RFC-1), in Patients with Relapsed or Refractory Lymphoma Reveals Marked Activity in T-Cell Malignancies.”

99.4	Poster entitled “Differential Activity and Potential Mechanism of Action of Pralatrexate (PDX), Methotrexate (MTX), and Pemetrexed (Alimta®) in Human Cancer Models In Vivo and In Vitro.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2007

Allos Therapeutics, Inc.

	By:	/s/ Marc H. Graboyes
Marc H. Graboyes
	Its:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, Dated October 25, 2007, Entitled “Three PDX (Pralatrexate) Studies Presented at the 2007 AACR -NCI-EORTC Conference — MTD In NSCLC Identified; Phase 2 Study Planned.”
99.2	Poster entitled “Phase 1 study of the antifolate pralatrexate when given with vitamin B12 and folic acid supplementation in patients with advanced non-small cell lung cancer (NSCLC).”
99.3

Poster entitled “A Phase ‘2-1-2’ Study of Two Different Doses and Schedules of Pralatrexate, A High Affinity Substrate for the Reduced Folate Carrier (RFC-1), in Patients with Relapsed or Refractory Lymphoma Reveals Marked Activity in T-Cell Malignancies.”

99.4	Poster entitled “Differential Activity and Potential Mechanism of Action of Pralatrexate (PDX), Methotrexate (MTX), and Pemetrexed (Alimta®) in Human Cancer Models In Vivo and In Vitro.”